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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
             (Exact name of Registrant as Specified in Its Charter)


               DELAWARE                                 13-3317668
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

        339 EXECUTIVE BOULEVARD
              ELMSFORD, NY                                10523
(Address of Principal Executive Offices)                (Zip Code)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective pursuant    Exchange Act and is effective pursuant
to General Instruction A.(c), please      to General Instruction A.(d), please
check the following box. [x]              check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-51845

        Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each class                       Name of each exchange on which
  To be so registered                       each class is to be registered
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     COMMON STOCK
$.01 PAR VALUE PER SHARE                    NEW YORK STOCK EXCHANGE

        Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Registrant hereby incorporates by reference herein the description of the Registrant's Common Stock, par value $.01 per share, appearing under the caption "Description of Capital Stock" in the form of preliminary prospectus contained in Amendment No. 2 to the Registration Statement on Form S-1 (Registration No. 333-51845) (the "Registration Statement"), as filed with the Securities and Exchange Commission on June 10, 1998 and as may be amended at the time the Registration Statement is declared effective. Any form of prospectus that constitutes part of the Registration Statement and is subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated by reference herein.

ITEM 2.  EXHIBITS

3.1 -- Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference herein from Exhibit 3.1 to the Registration Statement.

3.2 -- Amended and Restated By-Laws of the Registrant incorporated by reference herein from Exhibit 3.2 to the Registration Statement.

4.1 --   Form of Common Stock certificate incorporated by reference herein from
         Exhibit 4.1 to the Registration Statement.
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       AMERICAN BANK NOTE HOLOGRAPHICS, INC.


Date: June 10, 1998                    By: /s/ Harvey Kesner
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                                           Harvey Kesner, Esq.
                                           General Counsel